SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C. 20549

                                    FORM 8-K
                                  CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


        DATE OF REPORT (Date of earliest event reported):  October 20, 1995


                             FIRST COMMERCE CORPORATION
                (Exact name of registrant as specified in its charter)


      LOUISIANA                      0-7931                  72-0701203
(State of incorporation)     (Commission File Number)       (IRS Employer
                                                        Identification Number)


                  210 BARONNE ST., NEW ORLEANS, LOUISIANA  70112
                (Address of principal executive offices - Zip Code)


        Registrant's telephone number, including area code:    (504) 561-1371


                                        N/A
        (Former name or former address, if changed since last report)

Item 2.   Acquisition or Disposition of Assets.

   Pursuant to an Agreement and Plan of Merger between First Commerce Corporation ("FCC") and Central Corporation ("Central"), dated as of May 15, 1995 (the "Plan"), FCC acquired Central on October 20, 1995. The acquisition was accomplished by the merger of Central into FCC (the "Merger"), and upon consummation of the Merger, each outstanding share of common stock of Central was converted into 1.67 shares of common stock, $5.00 par value per share, of FCC (the "FCC Common Stock"). The Merger will be accounted for as a pooling-of-interests.

   Central, the parent corporation of Central Bank, was a one-bank holding company located in Monroe, Louisiana with assets of approximately $829 million. Pursuant to the Merger, Central Bank has become a wholly owned subsidiary of FCC.

   FCC is not aware of any material relationships between itself, its affiliates, directors or officers or any associates of its directors or officers with any shareholders of Central.

   The shares of FCC Common Stock issued pursuant to the Merger were registered pursuant to a registration statement on Form S-4 (Commission File No. 33-61459) which was filed by FCC with the SEC on August 1, 1995 and declared effective on August 15, 1995. The Plan was approved by the shareholders of each of Central and FCC at special meetings held on September 18, 1995.

Item 7.                Financial Statements and Exhibits.

   (a)  Consolidated Financial Statements of Central Corporation:

        The consolidated financial statements of Central Corporation required by this item that are listed below have been previously filed in FCC's Current Report on Form 8-K dated May 31, 1995, and are omitted herefrom in reliance upon General Instruction B.3. of this Form:

        Consolidated Financial Statements of Central Corporation:

             Consolidated  Statements  of Condition as of December 31, 1994
                  and 1993
             Consolidated Statements of Income for the years ended December
                  31, 1994, 1993 and 1992
             Consolidated Statements of  Cash  Flows  for  the  Years ended
                  December 31, 1994, 1993 and 1992
             Consolidated Statements of Changes in Stockholders' Equity for
                  the years ended December 31, 1994, 1993 and 1992
             Notes to Consolidated Financial Statements
             Independent Auditors' Report

        The   consolidated  financial  statements  of  Central  Corporation required by this item that are listed below are included elsewhere herein:

        Interim Consolidated Financial Statements of Central Corporation (unaudited):

             Consolidated Statement of Condition as of June 30, 1995 Consolidated Statements of Income for the quarters ended June
                  30, 1995 and 1994 and for the six months ended June 30, 1995 and 1994
             Consolidated Statements of Cash Flows for the six months ended
                  June 30, 1995 and 1994
             Notes to Consolidated Financial Statements

   (b)  Pro Forma Financial Information (Unaudited):

        The pro forma financial information required by this item and listed below has been previously reported in FCC's Registration
        Statement on Form S-4 (Registration No. 33-61459) declared effective on August 15, 1995, and is omitted herefrom in reliance upon General Instruction B.3. of this Form:

        First Commerce Corporation Pro Forma Condensed Combined Financial Statements (Unaudited):

             Pro Forma Condensed Combined Balance Sheet as of June 30, 1995 Pro Forma Condensed Combined Statement of Income for the six
                  months ended June 30, 1995
             Pro Forma Condensed Combined Statement  of Income for the year ended December 31, 1994
             Pro Forma Condensed Combined Statement of  Income for the year ended December 31, 1993
             Pro Forma Condensed Combined Statement of Income  for the year ended December 31, 1992
             Notes to Pro Forma Condensed Combined Financial Statements


   (c)  Exhibits

        2.      Agreement and Plan  of  Merger dated May 15, 1995, included as
                Exhibit  2  to  First  Commerce   Corporation's  Registration
                Statement on Form S-4 ( Registration Number 33-61459 ) and incorporated herein by reference.

        4.1 Indenture between First Commerce Corporation and Republic Bank Dallas, N.A. (now NationsBank of Texas, N.A.), Trustee, including the form of 12-3/4% Convertible Debenture due 2000, Series A included as Exhibit 4.1 to First Commerce Corporation's Annual Report on Form 10-K for the year ended December 31, 1985 and incorporated herein by reference.

        4.2 Indenture between First Commerce Corporation and Republic Bank Dallas, N.A. (now NationsBank of Texas, N.A.), Trustee, including the form of 12-3/4% Convertible Debenture due
                2000, Series B included as Exhibit 4.2 to First Commerce Corporation's Annual Report on Form 10-K for the year ended December 31, 1985 and incorporated herein by reference.

                          CENTRAL CORPORATION
                 CONSOLIDATED STATEMENTS OF CONDITION
                     (dollar amounts in thousands)
                                                          (unaudited)
                                                            June 30,   December 31,
                                                              1995        1994*
Assets
Cash and due from banks                                    $ 40,016     $ 40,585
Federal funds sold                                            8,350       78,000
Securities available for sale, at fair value                 53,239        9,921
Investment securities (fair value $88,532
    and $73,139)                                             88,688       76,198
Loans                                                       606,050      593,689
  Less:  Allowance for possible loan losses                   9,481        9,836
              Net loans                                     596,569      583,853

Bank premises and equipment                                  17,359       16,339
Other real estate                                             1,112        1,527
Accrued interest receivable                                   8,306        5,721
Other assets                                                 11,746        8,006

    Total assets                                           $825,385     $820,150
                                                           ========     ========

Liabilities and Stockholders' Equity

Deposits:
  Noninterest bearing                                      $115,121     $124,471
  Interest bearing                                          623,279      589,657

    Total deposits                                          738,400      714,128

Federal funds purchased                                       3,369       29,602
Accrued interest payable                                      3,028        2,215
Other liabilities                                             3,943        2,991
Dividends payable                                               407          407
Capital lease obligations                                       739          701

    Total liabilities                                       749,886      750,044

Stockholders' equity:
    20,000,000 shares authorized; 4,066,731 shares
    issued and outstanding                                    4,067        4,067
  Surplus                                                    15,904       15,904
  Retained earnings                                          55,433       50,419
  Unrealized gains on securities available
    for sale, net of deferred taxes                              95         (284)

    Total stockholders' equity                               75,499       70,106

    Total liabilities and stockholders' equity             $825,385     $820,150
                                                           ========     ========

* The statement of condition at December 31, 1994 has been taken from the audited statement of condition as of that date.

                          CENTRAL CORPORATION
                   CONSOLIDATED STATEMENTS OF INCOME
                (in thousands except per share amounts)
                              (unaudited)
                                         Quarters Ended         Six Months Ended
                                            June 30                 June 30
                                      -------------------     -------------------
                                         1995      1994          1995      1994
Interest income:
  Loans:
    Taxable                            $13,839    $11,439      $27,730    $22,753
    Nontaxable                             161        172          311        327
 Investment securities:
    Taxable                              1,904      1,338        2,976      2,817
    Nontaxable                              52        120          114        222
 Federal funds sold                        579        544        1,698        890
 Other                                       1        ---            2        ---
       Total interest income            16,536     13,613       32,831     27,009

Interest expense:
  Deposits                               7,165      4,954       13,581      9,619
  Federal funds purchased                   93         75          210        151
       Total interest expense            7,277      5,041       13,828      9,795

Net interest income                      9,259      8,572       19,003     17,214
Provision for possible loan losses          90        375          320        975
  Net interest income after provision
   for possible loan losses              9,169      8,197       18,683     16,239
Other revenues:
  Service charges on deposit accounts    1,891      1,682        3,715      3,296
  Loan fees                              1,482      1,369        2,860      2,847
  Trust income                             479        467          934        905
  Miscellaneous income                     424        573          968      1,023
       Total other revenues              4,276      4,091        8,477      8,071

Other expenses:
  Salaries and employee benefits         4,548      4,231        9,037      8,382
  Data processing                        1,015        811        2,006      1,620
  Postage and supplies                     502        438        1,050        882
  Occupancy                                501        450        1,028        885
  Marketing                                420        391          864        756
  FDIC deposit insurance                   394        377          788        754
  Communications                           326        304          643        584
  Other equipment                          314        291          648        598
  Other                                  1,585      1,169        2,541      2,281
       Total other expenses              9,605      8,462       18,605     16,742

Income before federal income taxes       3,840      3,826        8,555      7,568
Federal income taxes                       976      1,248        2,728      2,563

       Net income                      $ 2,864    $ 2,578      $ 5,827    $ 5,005
                                       =======    =======      =======    =======
Net income per share                   $   .70    $   .63      $  1.43    $  1.23
                                       =======    =======      =======    =======
Cash dividends per share               $   .10    $   .10      $   .20    $   .18
                                       =======    =======      =======    =======


                          CENTRAL CORPORATION
                 CONSOLIDATED STATEMENTS OF CASH FLOWS
                     (dollar amounts in thousands)
                             (unaudited)
                                                              Six Months Ended
                                                                  June 30
                                                             1995         1994
                                                            ------       ------
Cash flow provided by operations                           $ 2,680      $ 8,807

Cash flow from investing activities:
  Maturities of investment securities                       14,163       33,609
  Purchases of investment securities                       (69,394)     (17,708)
  Net change in loans (excluding sales)                    (43,256)     (24,995)
  Sales of loans                                            30,310       30,534
  Capital expenditures                                      (2,263)      (1,422)
  Proceeds from sale of other real estate                      277        1,616

      Net cash (used in) provided by
        investing activities                               (70,163)      21,634


Cash flow from financing activities:
  Net change in deposits                                    24,272        5,950
  Net change in federal funds purchased                    (26,233)     (12,746)
  Dividends paid                                              (813)        (650)
  Increase in capital lease obligations                        170          ---
  Payments on capital lease obligations                       (132)        (114)

      Net cash used in financing activities                 (2,736)     ( 7,560)

Change in cash and federal funds sold                      (70,219)      22,881

Beginning cash and federal funds sold                      118,585       63,340


Ending cash and federal funds sold                         $48,366      $86,221
                                                           =======      =======



                          CENTRAL CORPORATION

              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. The accompanying unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to present fairly the consolidated financial position and results of operations of Central Corporation (the Corporation) and its wholly-owned subsidiary, Central Bank (Central), in accordance with generally accepted accounting principles consistently applied for the dates and periods indicated. All such adjustments are of a normal recurring nature. Users of these financial statements are presumed to be familiar with the audited financial statements included in previous reports to the Securities and Exchange Commission.


2. Certain 1994 balances have been reclassified to conform to the current year's presentation.

                                         SIGNATURE


                     Pursuant  to  the  requirements  of   the   Securities
   Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              FIRST COMMERCE CORPORATION


                                              By: /s/ Thomas L. Callicutt, Jr.
                                                  ____________________________
                                                  Thomas L. Callicutt, Jr.
                                                  Senior Vice President,
                                                  Controller and Principal
                                                  Accounting Officer

   Dated:  November  3, 1995